Securities And Exchange Commission
                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                       Date of Report: June 12, 2003

                                 BERT Logic Inc.
             (Exact name of registrant as specified in its charter)

          Washington                    000-32801               91-2034750
(State or other jurisdiction of      (Commission file        (I.R.S. Employer
incorporation or organization)            number)           Identification No.)

                             Unit 130 2188 No. 5 Rd
                   Richmond, British Columbia V6X 2T1, CANADA
                                 (604) 276 8324
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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                                Table Of Contents



Item  2.  Acquisition or Disposition of Assets . . . . . . . . . . . . . . 1

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Exhibit  10.1  Amendment  to  License  Agreement                      2



ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On June 12, 2003 BERT Logic Inc. negotiated an extension of the license agreement with Reach Technologies Inc. for an additional one-year period. BERT Logic Inc. agreed to pay $3,000 in the form of a note payable to Reach Technologies Inc. due May 31, 2004. The amended license agreement will expire on May 31, 2004 and may be renewed by mutual agreement at that time. Concurrent with the license extension, the Company successfully renegotiated the repayment date of its remaining note payable with Reach Technologies Inc. of $7,299 to May 31, 2004



Signatures

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             BERT  Logic  Inc.

            Date:  June 12, 2003

            /s/  Lance  Rudelsheim
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            Lance Rudelsheim, President & Director


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